CARPENTER TECHNOLOGY CORPORATION

                       POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the

Annual Report pursuant to Section l3 or l5(d) of the Securities

Exchange Act of l934 on Form l0-K, for the year ended June 30,

l999, of said Company, and any and all amendments to said Annual

Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange

Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN TESTIMONY WHEREOF, the undersigned has executed this

instrument this 12th day of August, l999.



                              ________________________________
                              Marcus C. Bennett
                              Director

                CARPENTER TECHNOLOGY CORPORATION

                       POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the

Annual Report pursuant to Section l3 or l5(d) of the Securities

Exchange Act of l934 on Form l0-K, for the year ended June 30,

l999, of said Company, and any and all amendments to said Annual

Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange

Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN TESTIMONY WHEREOF, the undersigned has executed this

instrument this 12th day of August, l999.



                              ________________________________
                              William S. Dietrich II
                              Director

                CARPENTER TECHNOLOGY CORPORATION

                       POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the

Annual Report pursuant to Section l3 or l5(d) of the Securities

Exchange Act of l934 on Form l0-K, for the year ended June 30,

l999, of said Company, and any and all amendments to said Annual

Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange

Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN TESTIMONY WHEREOF, the undersigned has executed this

instrument this 11th day of August, l999.



                              ________________________________
                              C. McCollister Evarts, M.D.
                              Director

                CARPENTER TECHNOLOGY CORPORATION

                       POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the

Annual Report pursuant to Section l3 or l5(d) of the Securities

Exchange Act of l934 on Form l0-K, for the year ended June 30,

l999, of said Company, and any and all amendments to said Annual

Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange

Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN TESTIMONY WHEREOF, the undersigned has executed this

instrument this 12th day of August, l999.



                              ________________________________
                              J. Michael Fitzpatrick
                              Director

                CARPENTER TECHNOLOGY CORPORATION

                       POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the

Annual Report pursuant to Section l3 or l5(d) of the Securities

Exchange Act of l934 on Form l0-K, for the year ended June 30,

l999, of said Company, and any and all amendments to said Annual

Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange

Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN TESTIMONY WHEREOF, the undersigned has executed this

instrument this 12th day of August, l999.



                              ________________________________
                              William J. Hudson, Jr.
                              Director

                CARPENTER TECHNOLOGY CORPORATION

                       POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the

Annual Report pursuant to Section l3 or l5(d) of the Securities

Exchange Act of l934 on Form l0-K, for the year ended June 30,

l999, of said Company, and any and all amendments to said Annual

Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange

Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN TESTIMONY WHEREOF, the undersigned has executed this

instrument this 9th day of August, l999.



                              ________________________________
                              Robert J. Lawless
                              Director

                CARPENTER TECHNOLOGY CORPORATION

                       POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the

Annual Report pursuant to Section l3 or l5(d) of the Securities

Exchange Act of l934 on Form l0-K, for the year ended June 30,

l999, of said Company, and any and all amendments to said Annual

Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange

Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN TESTIMONY WHEREOF, the undersigned has executed this

instrument this 12th day of August, l999.



                              ________________________________
                              Marlin Miller, Jr.
                              Director

                CARPENTER TECHNOLOGY CORPORATION

                       POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the

Annual Report pursuant to Section l3 or l5(d) of the Securities

Exchange Act of l934 on Form l0-K, for the year ended June 30,

l999, of said Company, and any and all amendments to said Annual

Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange

Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN TESTIMONY WHEREOF, the undersigned has executed this

instrument this 12th day of August, l999.



                              ________________________________
                              Robert N. Pokelwaldt
                              Director

                CARPENTER TECHNOLOGY CORPORATION

                       POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the

Annual Report pursuant to Section l3 or l5(d) of the Securities

Exchange Act of l934 on Form l0-K, for the year ended June 30,

l999, of said Company, and any and all amendments to said Annual

Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange

Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN TESTIMONY WHEREOF, the undersigned has executed this

instrument this 5th day of August, l999.



                              ________________________________
                              Peter C. Rossin
                              Director

                CARPENTER TECHNOLOGY CORPORATION

                       POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the

Annual Report pursuant to Section l3 or l5(d) of the Securities

Exchange Act of l934 on Form l0-K, for the year ended June 30,

l999, of said Company, and any and all amendments to said Annual

Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange

Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN TESTIMONY WHEREOF, the undersigned has executed this

instrument this 12th day of August, l999.



                              ________________________________
                              Kathryn C. Turner
                              Director

                CARPENTER TECHNOLOGY CORPORATION

                       POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the

Annual Report pursuant to Section l3 or l5(d) of the Securities

Exchange Act of l934 on Form l0-K, for the year ended June 30,

l999, of said Company, and any and all amendments to said Annual

Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange

Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN TESTIMONY WHEREOF, the undersigned has executed this

instrument this 6th day of August, l999.



                              ________________________________
                              Kenneth L. Wolfe
                              Director